Morgan Stanley Limited Term Municipal Trust
                     Item 77(O) 10f-3 Transactions
                   October 1, 2002 - March 31, 2003


Securit  Date   Price  Shares  % of   Total     Purch Broker
y        of     Of     Purcha  Asset  Issued    ased
         Purcha Share  sed     s                By
         se     s                               Fund

Arizona  10/30/ Vario  500,00  0.42%  $156,475  0.32% Salomon Smith
Trans    02     us     0              ,000            Barney; Bear,
Brd,                                                  Stearns & Co.
AZ, Ser                                               Inc.; UBS
2002 B                                                PaineWebber
(Aa1/AA                                               Inc.; JPMorgan
A)

Califor  11/07/ Vario  3,000,  2.21%  $6,313,5  0.05% JPMorgan;
nia      02     us     000            00,000          Lehman
Dept.                                                 Brothers;
of Wtr                                                Bear,Stearns &
Res,                                                  Co. Inc.; E.J.
CA, Ser                                               De La Rosa &
2002 A                                                Co., Inc.;
(Aaa/AA                                               Salomon Smith
A)                                                    Barney; USB
                                                      PaineWebber
                                                      Inc.; Banc of
                                                      America
                                                      Securities LLC;
                                                      BNY Capital
                                                      Markets, Inc.;
                                                      CIBC World
                                                      Markets;
                                                      E*BondTrade,
                                                      LLC; Fidelity
                                                      Capital
                                                      Markets; First
                                                      Albany
                                                      Corporation;
                                                      Goldman, Sachs
                                                      & Co.; Jackson
                                                      Securities;
                                                      Loop Capital
                                                      Markets, LLC;
                                                      M.R. Beal &
                                                      Company;
                                                      Merrill Lynch &
                                                      Co., Inc.;
                                                      Pacific
                                                      American
                                                      Securities,
                                                      LLC; Prager,
                                                      McCarthy &
                                                      Sealy, LLC;
                                                      Prudential
                                                      Securities
                                                      Incorporated;
                                                      Quick & Reilly,
                                                      Inc.; Ramirez &
                                                      Co., Inc.; RBC
                                                      Dain Rauscher;
                                                      Redwood
                                                      Securities
                                                      Group, Inc.;
                                                      Siebert
                                                      Brandford Shank
                                                      & Co. LLC;
                                                      Stone &
                                                      Youngberg LLC;
                                                      Sutter
                                                      Securities
                                                      Inc.; The
                                                      Chapman
                                                      Company; U.S.
                                                      Bancorp Piper
                                                      Jaffray; Wells
                                                      Fargo
                                                      Institutional
                                                      Securities, LLC

Michiga  11/08/ $111.  2,000,  1.66%  $280,180  0.71% Goldman, Sachs
n Pub    02     37     000            ,000            & Co.;
Pwr,                                                  Fahnestock &
Belle                                                 Co., Inc.;
Rvr                                                   NatCity
Prj,                                                  Investments,
MI,                                                   Inc.
Refg
2002
Ser A
(MBIA)

Montgom  11/01/ Vario  1,000,  0.84%  $97,900,  1.02% Bear, Stearns &
ery      02     us     000            000             Co. Inc.
Cnty
IDA,
PA,
Refg
2002
Ser A
(MBIA)

New      11/01/ $110.  1,000,  0.84%  $746,780  0.13% Bear, Stearns &
York     02     12     000            ,000            Co. Inc.; UBS
City,                                                 PaineWebber
NY,                                                   Inc.; Salomon
2003                                                  Smith Barney;
Ser C                                                 M.R. Beal &
(FSA)                                                 Company; First
                                                      Albany
                                                      Corporation;
                                                      Goldman, Sachs
                                                      & Co.; Lehman
                                                      Brothers;
                                                      Merrill Lynch &
                                                      Co.; JPMorgan;
                                                      Ramirez & Co.,
                                                      Inc.; Roosevelt
                                                      & Cross
                                                      Incorporated;
                                                      Advest/Lebentha
                                                      l; Apex Pryor
                                                      Securities;
                                                      CIBC World
                                                      Markets;
                                                      Commerce
                                                      Capital
                                                      Markets, Inc.;
                                                      RBC Dain
                                                      Rauscher Inc.;
                                                      A.G. Edwards &
                                                      Sons, Inc.;
                                                      Jackson
                                                      Securities
                                                      Inc.; Janney
                                                      Montgomery
                                                      Scott LLC; Legg
                                                      Mason Wood
                                                      Walker,
                                                      Incorporated;
                                                      Loop Capital
                                                      Merkets, LLC;
                                                      Popular
                                                      Securities;
                                                      Prager,
                                                      McCarthy &
                                                      Sealy, LLC;
                                                      Prudential
                                                      Securities;
                                                      Raymond James &
                                                      Associates

Metropo  01/23/ $110.  2,000,  1.68%  $123,865  1.62% UBS PaineWebber
litan    03     15     000            ,000            Inc.; Bear,
Wtr.                                                  Stearns & Co.
Dist.                                                 Inc.; Salomon
Of S.                                                 Smith Barney;
Califor                                               E.J. De La Rosa
nia,                                                  & Co., Inc.;
Refg                                                  JPMorgan;
2003                                                  Lehman
Ser A                                                 Brothers; Loop
(Aaa/AA                                               Capital
A)                                                    Markets, LLC;
                                                      Ramirez & Co.,
                                                      Inc.; Siebert
                                                      Brandford Shank
                                                      & Co.